Exhibit 10.1

AMENDMENT AND CONSENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”), dated as of May 20, 2014 is by and among Pepco Holdings, Inc. (“PHI”), Potomac Electric Power Company (“PEPCO”), Delmarva Power & Light Company (“DPL”), Atlantic City Electric Company (“ACE”; and together with PHI, PEPCO and DPL, each a “Borrower” and collectively the “Borrowers”), the Lenders (as defined below) party hereto, Bank of America, N.A., as syndication agent (the “Syndication Agent”) and as an issuer of letters of credit and Wells Fargo Bank, National Association, as agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”), as the swingline lender and as an issuer of letters of credit.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the various financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of August 1, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of August 2, 2012, as extended by that certain Extension Notice dated as of June 6, 2013 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, PHI has informed the Agent that it has entered into an Agreement and Plan of Merger, dated April 29, 2014 (as amended, modified or supplemented from time to time, the “Merger Agreement”), with Exelon Corporation (“Exelon”) and an indirect wholly-owned subsidiary of Exelon, whereby Exelon will acquire, indirectly, 30% or more (by number of votes) of the outstanding shares of Voting Stock of PHI ( the “Exelon Merger”);

WHEREAS, the Exelon Merger is prohibited by the provisions of Sections 6.10 and  7.12 of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to consent to the Exelon Merger, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
CONSENT AND AMENDMENT

1.1           Consent.  Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby consent to the Exelon Merger and the subsequent conversion of PHI from a Delaware corporation to a Delaware limited liability company (the “Conversion”); provided, that the Exelon Merger and the Conversion are consummated on or before October 29, 2015.

1.2           Effectiveness of Consent.  This Consent shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Unmatured Default other than as specifically waived herein nor as a waiver of any breach, Default or Unmatured Default of which the Lenders have not been informed by the Borrowers, (b) affect the right of the Lenders to demand compliance by the Borrowers with all terms and conditions of the Loan Documents (including, without limitation, the provisions of Section 7.12 of the Credit Agreement for all other transactions except with respect to the Exelon Merger), except as specifically modified or waived by this Consent, (c) be deemed a consent to any transaction or future action on the part of the Borrowers requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Unmatured Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

1.3           Amendment.  The Consent contained herein shall apply only to the Exelon Merger and the Conversion  and, following the consummation of the Exelon Merger, the definition of “Change in Control” contained in the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Change in Control” means an event or series of events by which Exelon Corporation shall fail to own, directly or indirectly, 100% of the outstanding shares of Voting Stock of PHI.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions.  This Consent shall be deemed effective as of the date set forth above (the “Consent Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):

(a)           Executed Consent.  The Agent shall have received a copy of this Consent duly executed by each of the Borrowers, the Agent and the Required Lenders.

(b)           Fees and Expenses.  King & Spalding LLP shall have received from the Borrowers payment of all fees and expenses incurred in connection with this Consent.

ARTICLE III
MISCELLANEOUS

3.1           Amended Terms.  On and after the Consent Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Consent.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2           Representations and Warranties of Borrowers.  Each of the Borrowers represents and warrants as follows:

(a)           Such Borrower has taken all necessary action to authorize the execution, delivery and performance of this Consent.

(b)           Such Borrower has duly executed and delivered the Consent and the Consent constitutes such Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No Approval is required to be obtained by such Borrower or any of its Subsidiaries in connection with the execution, delivery or performance by such Borrower of this Consent; except for such Approvals which have been issued or obtained by such Borrower or any of its Subsidiaries which are in full force and effect.

(d)           The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for (i) those which expressly relate to an earlier date and (ii) representations and warranties contained in Sections 5.5, 5.7 and 5.15 of the Credit Agreement).

(e)           After giving effect to this Consent, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

3.3           Reaffirmation of Obligations.  Each Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4           Loan Document.  This Consent shall constitute a Loan Document under the terms of the Credit Agreement.

3.5           Expenses.  The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Consent (including, without limitation, the reasonable fees and expenses of the Agent’s legal counsel)..

3.6           Entirety.  This Consent and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7           Counterparts; Telecopy. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Consent by signing any such counterpart.  This Consent shall be effective when it has been executed by the Borrowers, the Agent and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

3.8           GOVERNING LAW.  THIS CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 5.1401.7 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

3.9           Successors and Assigns.  This Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.10         Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The consent to jurisdiction and waiver of jury trial provisions set forth in Sections 15.2 and 15.3 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

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PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Consent to be duly executed on the date first above written.

PEPCO HOLDINGS, INC.

By:	/s/ FREDERICK J. BOYLE
Name: Frederick J. Boyle
Title: Senior Vice President and Chief Financial Officer

POTOMAC ELECTRIC POWER COMPANY

By:	/s/ FREDERICK J. BOYLE
Name: Frederick J. Boyle
Title: Senior Vice President and Chief Financial Officer

DELMARVA POWER & LIGHT COMPANY

By:	/s/ FREDERICK J. BOYLE
Name: Frederick J. Boyle
Title: Senior Vice President and Chief Financial Officer

ATLANTIC CITY ELECTRIC COMPANY

By:	/s/ FREDERICK J. BOYLE
Name: Frederick J. Boyle
Title: Chief Financial Officer

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Issuer, Swingline Lender and Lender

By:	/s/ LEANNE S. PHILLIPS
Name: Leanne S. Phillips
Title: Director

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Syndication Agent, Issuer and Lender

By:	/s/ JERRY WELLS
Name: Jerry Wells
Title: Vice President

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ ANITA BRICKELL
Name: Anita Brickell
Title: Vice President

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agent and Lender

By:	/s/ EMILY FREEDMAN
Name: Emily Freedman
Title: Vice President

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ THANE RATTEW
Name: Thane Rattew
Title: Managing Director

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as Lender

By:	/s/ NINA GUINCHARD
Name: Nina Guinchard
Title: Assistant Vice President

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ MICHAEL SPAIGHT
Name: Michael Spaight
Title: Authorized Signatory

By:	/s/ TYLER SMITH
Name: Tyler Smith
Title: Authorized Signatory

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ JUSTIN MARTIN
Name: Justin Martin
Title: Authorized Officer

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ JOHN DURLAND
Name: John Durland
Title: Authorized Signatory

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ SHERRIE I. MANSON
Name: Sherrie I. Manson
Title: Senior Vice President

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as Lender

By:	/s/ ANDREW JOHNSON
Name: Andrew Johnson
Title: Director

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF NEW YORK MELLON, as Lender

By:	/s/ RICHARD K. FRONAPFEL, JR.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ MICHELLE LATZONI
Name: Michelle Latzoni
Title: Authorized Signatory

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender

By:	/s/ DANIEL DARNELL
Name: Daniel Darnell
Title: Assistant Vice President

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NORTHERN TRUST COMPANY, as Lender

By:	/s/ PETER J. HALLAN
Name: Peter J. Hallan
Title: Vice President

PEPCO
CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ THOMAS E. REDMOND
Name: Thomas E. Redmond
Title: Senior Vice President